                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 13, 2002
                                                           ------------

                                                          TOO, INC.
------------------------------------------------------------------------------------------------------------------
                                             (Exact Name of Registrant as Specified
                                                        in its Charter)

                  Delaware                                1-14987                           31-1333930
------------------------------------------------------------------------------------------------------------------
              (State or Other                    (Commission File Number)                      (IRS
                Jurisdiction                                                         Employer Identification
             of Incorporation)                                                               Number)


      8323 Walton Parkway, New Albany, Ohio                                        43054
------------------------------------------------------------------------------------------------------------------
     (Address of Principal Executive Offices)                                    (Zip Code)



Registrant's telephone number, including area code (614) 775-3500
                                                   --------------




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ITEM 5.  OTHER EVENTS

              A copy of the press release issued by Too, Inc., a Delaware corporation (the "Company"), on May 13, 2002 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

ITEM 7.  EXHIBITS

         99.1       Press Release issued by the Company on May 13, 2002.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             TOO, INC.



May 13, 2002                   By: /s/ Kent A. Kleeberger
                                  -----------------------------------------
                                Kent A. Kleeberger
                                Executive Vice President -
                                Chief Financial Officer, Logistics and Systems





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

                                  EXHIBIT INDEX
                                  -------------

Exhibit
  No.                      Description of Exhibit
-------                    ----------------------

99.1                       Press Release issued by the Company on May 13, 2002.




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